Holobeam, Inc.
                            Form 10K
                       September 30, 2004
                           Exhibit B
                         Certification


Certification of Principal Executive Officer pursuant to 18 U.S.C.,
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
                          Act of 2002.

  In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, President of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the
                          Registrant.

A signed original of this written statement required by Sec.906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



              /s/ Melvin S. Cook
                         MELVIN S. COOK
                     CHAIRMAN AND PRESIDENT
                       December 10, 2004



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                         Holobeam, Inc.
                            Form 10K
                       September 30, 2004
                           Exhibit C
                         Certification


Certification of Chief Financial Officer pursuant to 18 U.S.C.,
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
                          Act of 2002.

  In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William M. Hackett, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Sec.1350 as adopted pursuant to Section
 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the
                          Registrant.

A signed original of this written statement required by Sec. 906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



               /s/ William M. Hackett
                       WILLIAM H. HACKETT
                           TREASURER
                        January 10, 2004